UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Colonial Parkway
Lake Mary, Florida		32746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 936-1190

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 18, 2024, Village Farms International, Inc. ("Village Farms" or the "Company") received notification from The Nasdaq Stock Market LLC (“Nasdaq”) that it is not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market (Nasdaq Listing Rule 5550(a)(2)) (the “Minimum Bid Requirement”) as the bid price for the Company’s common shares (the “Common Shares”) closed below US$1.00 from September 6, 2024 to October 17, 2024 (the “Notification”).

The Notification has no immediate effect on the listing of the Common Shares on the Nasdaq Capital Market. Under Nasdaq Listing Rule 5810(c)(3)(A), the Company has until April 16, 2025 (a period of 180 calendar days from the date of Notification, the “Compliance Period”) to regain compliance with the Minimum Bid Requirement. During the Compliance Period, the Common Shares will continue to trade on the Nasdaq Capital Market. If at any time before April 16, 2025, the bid price of the Common Shares closes at or above US$1.00 per share for a minimum of 10 consecutive business days, it is expected that Nasdaq would notify the Company that it has regained compliance with the Minimum Bid Requirement.

In the event the Company does not regain compliance with the Minimum Bid Requirement by April 16, 2025, the Company may be eligible for an additional period of 180 calendar days to regain compliance or may be subject to delisting of the Common Shares from the Nasdaq Capital Market, at which time the Company may appeal the delisting determination to a Nasdaq Hearings Panel.

The Company intends to actively monitor the bid price for its Common Shares between now and April 16, 2025, and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Requirement. We can provide no assurance, however, that the Company will be eligible for an additional compliance period after April 16, 2025 or that the Common Shares will not be delisted from Nasdaq.

Item 7.01 Regulation FD Disclosure

On October 18, 2024, we issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that we had received Nasdaq's notice of non-compliance dated October 18, 2024. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in Item 7.01 of this Current Report.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being furnished hereto and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Village Farms International, Inc

Date:	October 18, 2024	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini Title: Executive Vice President and Chief Financial Officer